Al Frank Fund

(the “Fund”)

Advisor Class (Symbol: VALAX)

 Supplement dated April 27, 2026

to the Fund’s Prospectus and Statement of Additional Information

dated May 1, 2025

Effective immediately John Buckingham and Jason Clark no longer manage the Fund. Effective immediately, all references to Mr. Buckingham and Mr. Clark in the Prospectus and Statement of Additional Information (SAI) are removed in their entirety.

Effective immediately, the Fund is managed by Robert Schundler. Accordingly, the “Portfolio Managers.” section in the Summary Section of the Fund’s Prospectus is deleted and replaced with the following:

Portfolio Managers. Mr. Robert Schundler, Director of Research of the Adviser, is the portfolio manager of the Fund. Mr. Schundler has been a portfolio manager of the Fund since April 2026.

In addition, disclosure concerning the Fund’s portfolio managers in the “Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio Managers

The Fund’s portfolio manager is Robert Schundler. Mr. Schundler is principally responsible for the day-to-day management of the Fund’s portfolio. He is supported by an investment committee. Mr. Schundler joined the Adviser in 2005. Mr. Schundler has more than 20 years of experience in the industry comprising different roles within the investment management space. Mr. Schundler received a Bachelor of Arts degree from Cornell University and a Masters of Business Administration from Boston College. Mr. Schundler holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the Boston Security Analysts Society.

The disclosure in the section “Management of the Fund – Portfolio Managers” of the SAI is replaced with the following:

Effective April 27, 2026, the Fund is managed by Robert Schundler.

Mr. Schundler is principally responsible for the day-to-day management of the Fund’s portfolio. He is supported by an investment committee. Mr. Schundler joined the Adviser in 2005. Mr. Schundler has more than 20

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years of experience in the industry comprising different roles within the investment management space. Mr. Schundler received a Bachelor of Arts degree from Cornell University and a Masters of Business Administration from Boston College. Mr. Schundler holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the Boston Security Analysts Society.

The following table shows the number of other accounts managed by Mr. Schundler and the total assets in the accounts managed within various categories as of March 31, 2026:

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Robert Schundler	0	$0	0	$0	400	$325 million

The disclosure in the section “Management of the Fund – Material Conflicts of Interest” of the SAI is replaced with the following:

Where conflicts of interest arise between the Fund and other accounts managed by Mr. Schundler, he will proceed in a manner that ensures that the Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by Mr. Schundler. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

The disclosure in the section “Management of the Fund – Portfolio Manager’s Compensation” of the SAI is replaced with the following:

The Portfolio Manager’s compensation is a fixed salary that is set by reference to industry standards. Bonuses paid to the Portfolio Managers are based on the profitability of the Adviser.

The table and accompanying footnotes in the subsection titled “Portfolio Managers – Portfolio Manager’s Ownership of the Fund” in the SAI are replaced with the following:

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2026:

Name of Portfolio Manager	Dollar Range of Equity Securities in Managed Fund
Robert Schundler	None

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-263-6443.

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